Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill.
Goodwill

8 Goodwill

Accounting policy

Goodwill is not amortised but is reviewed for impairment annually. Goodwill is allocated to the cash-generating unit (CGU) that is expected to benefit from the acquisition. The goodwill is tested annually for impairment by comparing the recoverable amount to the carrying value of the CGUs. The CGUs identified by management are at the aggregated product operating levels of Orthopaedics, Sports Medicine, ENT and Advanced Wound Management, in the way the core assets are used to generate cash flows.

If the recoverable amount of the CGU is less than its carrying amount then an impairment loss is determined to have occurred. Any impairment losses that arise are recognised immediately in the income statement and are allocated first to reduce the carrying amount of goodwill and then to the carrying amounts of the other assets of the CGU.

When an acquired business included within a CGU ceases to operate permanently, then the acquired business no longer forms part of the CGU and is therefore tested for impairment on a standalone basis. The portion of goodwill allocated to this acquired business is measured based on its relative value within the CGU, unless another method is considered more appropriate.

In carrying out impairment reviews of goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations arise, impairment charges may be required which would adversely impact operating results.

When the composition of CGUs changed, goodwill would be allocated using a relative value approach at the date of the reorganisation similar to that used when an operation within a CGU is disposed of or a method that could provide a better allocation of goodwill to the reorganised units.

		2024	2023
	Notes	$ million	$ million
Cost and net book value
At 1 January		2,992	3,031
Exchange adjustment		(47)	45
Impairment		(65)	(84)
Acquisitions	21	146	–
At 31 December		3,026	2,992

Management has identified five CGUs in applying the provisions of IAS 36 Impairment of Assets: Orthopaedics, Sports Medicine, ENT, Advanced Wound Care & Devices and Bioactives.

For the purpose of goodwill impairment testing, the Advanced Wound Care & Devices and Bioactives CGUs have been aggregated (Advanced Wound Management), as this is the level at which goodwill is monitored and level at which the economic benefits relating to the goodwill within these CGUs is realised.

During 2024, the Group announced its intention to close the Warwick manufacturing site that manufactures Birmingham Hip Resurfacing (BHR) products. As a result, goodwill of $63m relating to BHR was written-off. In addtion, a $2m goodwill impairment charge was recorded as a result of disposal of certain products.

During 2023, management evaluated the commercial viability of Engage products and concluded that they should be discontinued. The goodwill related to Engage of $84m, previously included in the Orthopaedics CGU, was fully impaired.

Goodwill is allocated to the Group’s CGUs as follows:

	2024	2023
	$ million	$ million
Orthopaedics	807	915
Sports Medicine	1,302	1,154
ENT	287	287
Advanced Wound Management	630	636
	3,026	2,992

Impairment reviews were performed as of September 2024 and September 2023 by comparing the recoverable amount of each CGU with its carrying amount, including goodwill. These were reviewed during December, taking into account any significant events that occurred between September and December.

The current challenging economic environment, including inflation, was considered in the goodwill impairment reviews. Additionally, severe downside sensitivity analyses have been undertaken on the base case scenario. The Orthopaedics CGU is considered sensitive to a reasonably possible change in assumptions, however, no impairment was identified as a result of the impairment reviews and sensitivity analyses undertaken.

For each CGU, the recoverable amounts are based on value-in-use which is calculated from pre-tax cash flow projections for three years using data from the Group’s budget and strategic planning process, the results of which are reviewed and approved by the Board. These projections were extrapolated for a further two years to reflect expected growth in the CGUs above the terminal growth rate which is based on long term GDP growth. The initial three-year period is in line with the Group’s strategic planning process. In determining the growth rates used in the calculations of the value-in-use, management considered annual revenue growth. Projections are based on anticipated volume and value growth in the markets served by the Group and assumptions as to market share movements. Each year the projections for the previous year are compared to actual results and variances are factored into the assumptions used in the current year.

The discount rates used in the value-in-use calculations reflect management’s assessment of risks specific to the assets of each CGU. Our determination of the discount rates is based on weighted average cost of capital (WACC) which includes a risk-free rate, based on market participant’s cost of equity, an equity risk premium specifically adjusted to the medical technology industry and after-tax cost of debt and reflects the risks inherent in the cash flows adjusted for CGU specific risk. The pre-tax rate is then calculated using WACC as a starting point.

8.1 Orthopaedics CGU

The cash flows used in the value-in-use calculation for the Orthopaedics CGU, which includes the Reconstruction and Trauma businesses, reflects management’s distinctive orthopaedic reconstruction strategy, which combines cutting-edge innovation, disruptive business models and a strong Emerging Markets platform to drive our performance.

The headroom for the Orthopaedics CGU has decreased from $1.2bn in the prior year to $0.7bn in the current year, primarily due to lower revenue growth and expected margin reduction thereon, partially offset by an increased forecast cash conversion. Revenue is expected to grow inline with market growth rates due to new product launches and improved commercial execution. The trading profit margin is expected to grow over the five-year period as a result of revenue growth as well as productivity and efficiency improvements related to the 12-Point Plan. The average growth rate used to extrapolate the cash flows beyond the five-year period (2023: five-year period) in calculating the terminal value is 2.0% (2023: 2.0%). The pre-tax discount rate used in the Orthopaedics CGU value-in-use calculation reflects the geographical mix and is 11.4% (2023: 10.8%).

8.2 Sports Medicine CGU

The cash flows used in the value-in-use calculation for the Sports Medicine CGU reflects growth rates and cash flows consistent with management’s strategy to maintain growth in Sports Medicine.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2023: five-year period) in calculating the terminal value is 2.0% (2023: 2.0%). The pre-tax discount rate used in the Sports Medicine CGU value-in-use calculation reflects the geographical mix of the revenues and is 11.6% (2023: 10.8%).

8.3 ENT CGU

The cash flow used in the value-in-use calculation for the ENT CGU reflects growth rates and cash flows consistent with management’s strategy.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period in calculating the terminal value is 2.0%. The pre-tax discount rate used in the ENT CGU value-in-use calculation reflects the geographical mix of the revenues and is 11.0% (2023: 10.8%).

8.4 Advanced Wound Management CGU

The aggregated Advanced Wound Management CGU comprises the Advanced Wound Care & Devices and Bioactives CGUs.

In performing the value-in-use calculation for this combined CGU, management considered the Group’s focus across the wound product, focusing on widening access to the customer, the higher added value sectors of healing chronic wounds and tissue repair using bioactives, and by continuing to improve efficiency.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2023: five-year period) in calculating the terminal value is 2.0% (2023: 2.0%). The pre tax discount rate used in the Advanced Wound Management CGU value-in-use calculation reflects the geographical mix and industry sector and is 11.3% (2023: 10.8%).

Group financial statements continued

Notes to the Group accounts continued

8 Goodwill continued

8.5 Sensitivity to changes in assumptions used in value-in-use calculations

Management have performed a sensitivity analysis of the value-in-use calculations for the identified CGUs and there was no impact on the reported amounts of goodwill as a result of this review for the Sports Medicine, ENT and Advanced Wound Management CGUs. Management do not believe a reasonably possible change in assumptions used for the Orthopaedics CGU value-in-use, other than trading profit margin, could result in a material impairment. Management’s consideration of this sensitivity is set out below:

Trading profit margin – management has considered the impact of a decrease in the trading profit margin. This sensitivity analysis shows that for the recoverable amount of the Orthopaedics CGU to be less than its carrying value, the terminal period and year 5 trading profit margin would have to decrease by more than 350 basis points.